UNITED STATES
		 SECURITIES AND EXCHANGE COMMISSION
		      Washington, DC  20549

			   FORM 8-K/A

			 CURRENT REPORT

		 Pursuant to Section 13 or 15(b)
	   of The Securities Exchange Act of 1934


		Date of Report: April 27, 1998
      (Date of earliest event reported: December 12, 1997)



		     STORAGE TRUST REALTY
       (Exact name of registrant as specified in its charter)



	 Maryland                1-13462       43-1689825
(State or other jurisdiction  (Commission      (IRS Employer
   of incorporation)          File Number)  Identification No.)


		      2407 Rangeline Street
		     Columbia, Missouri 65202
     (Address and zip code of principal executive offices)

Registrant's telephone number, including area code:(573)499-4799


			  Not Applicable
(Former name or former address, if changed since last report)

ITEM 5: ACQUISITION OF FACILITIES

During the period from October 1, 1997 to December 31, 1997, Storage Trust Realty (the Company) completed the acquisition of six self-storage facilities through Storage Trust Properties L.P. (the "Operating Partnership"), a imited partnership controlled by the Company as its sole general partner and in which the Company holds a 94.74% ownership interest as of December 31,1997. These facilities, totaling approximately 344,000 net rentable square feet, are located in two states, and were purchased for approximately $21,117,000.

All of the facilities were acquired in arms-length transactions and there are no material relationships between any of the sellers and the Company, the Operating Partnership, any other affiliate of the Company, any trustee or officer of the Company or any associate of any trustee or officer of the Company.

Management of the Company determined the purchase price through arms-length negotiations, after taking into consideration such factors as the geographic location of the properties, demographics of the market areas, age and condition of the facilities, the projected amounts of maintenance costs and capital improvements, the current revenues of the facilities, comparable facilities competing in the applicable markets, rental rates and occupancy levels for the facilities and competing facilities, and the estimated amount of taxes, utility costs, personnel costs, and other anticipated expenses.

Each of the facilities has been used by the sellers as a self-storage facility prior to their acquisition by the Company, and the Company intends to continue the use of all of those facilities for that purpose.

These facilities were acquired for cash.

The cash for these acquisitions was provided from the net proceeds from the sale of 2,530,000 shares of the Company's Common Stock that occurred in October and November 1997.

The following tables provide certain information concerning the facilities acquired:

TABLE I

															Date of
Facility and Location                Seller(s)                 Acquisition

Storage Solver
Lee Highway                                           Storage Solver II
Centreville, VA                            Limited Partnership   Oct. 23, 1997

Storage Solver
South Sterling Blvd.
Sterling, VA                                         Kafem, Inc.                        Oct. 23, 1997

Carrollton Self Storage             Marsh/Forest Lockers,
Marsh Lane                                             Ltd. and Carrollton
Carrollton, TX                                     Self Storage, L.L.C. Oct. 31, 1997

Forest Central Self Storage
Forest Central Drive                   Marsh/Forest
Dallas, TX                                             Lockers, Ltd.                  Oct. 31, 1997

Space Saver
South Cooper Street                            Space Saver Central
Arlington, TX                                   Joint Venture                 Nov. 6, 1997

Clear Lake Depot                                  Texas Townhouse &
Highway 3                                                      Condominium Owners
Webster, TX                                           Association, Inc.    Dec. 12, 1997


TABLE II

							  Net                         Percentage
						 Rentable                    Occupancy[2]
							      Purchase      Square   # of     at Date of
Facility and Location        Price        Footage   Units    Acquisition

Storage Solver
Lee Highway
Centreville, VA                 $ 5,000,000 [1]  52,425    519         78%

Storage Solver
South Sterling Blvd.
Sterling, VA                            $ 4,100,000 [1]  33,075    364          93%

Carrollton Self Storage
Marsh Lane
Carrollton, TX                          $ 4,985,000 [1]  81,225    715          76%

Forest Central Self Storage
Forest Central Drive
Dallas, TX                              $ 3,052,000 [1]  72,125    780          19%

Space Saver
South Cooper Street
Arlington, TX                           $ 2,213,000 [1]  57,525     467        97%

Clear Lake Depot
Highway 3
Webster, TX                     $ 1,767,000 [1]  47,655     490        95%

Totals or Average                       $21,117,000     344,030   3,335        74%

Notes to TABLE II:

[1]     Acquired for cash.
[2]     Determined by dividing net rentable square footage occupied by total net rentable square footage.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a)     FINANCIAL STATEMENTS APPLICABLE TO ACQUIRED FACILITIES

	Financial statements applicable to the Acquired Facilities are included, as these acquisitions do not meet the requirements of
	Item 7 (a)(3).

(b)     PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

	     Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1997 (Unaudited).

	       Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited).

	       Notes to Pro Forma Consolidated Financial Statements (Unaudited).

(c)     EXHIBITS

	       See Index to Exhibits, which is hereby incorporated by reference herein.

			 STORAGE TRUST REALTY

	     PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited Pro Forma Consolidated Statements of Operations for the years ended December 31, 1997 and 1996 have been prepared to reflect the acquisition of six self-storage facilities during the period from October 1, 1997 to December 31, 1997 (the "Acquired Facilities") and the other adjustments described in the accompanying notes. The pro forma consolidated financial information is based on the historical consolidated financial statements and other financial information in the Company's Form 10-K for the year ended December 31, 1997 and the 1997 Annual Report to Shareholders, and should be read in conjunction with those financial statements and the notes thereto.

The Pro Forma Consolidated Statements of Operations were prepared as if
(a) the Acquired Facilities were purchased on January 1, 1996 or the date operations commenced, whichever was later, (b) other facilities acquired during 1996 and 1997 (see Notes 3 and 4 in the Notes to Pro Forma Consolidated Financial Statements) were purchased on January 1, 1996, (c) the Company completed the offering of 4,140,000 Common Shares, which occurred in July
1996, (the "1996 Share Offering") on January 1, 1996, (d) the Company completed the offering of 2,530,000 Common Shares which occurred in October and November 1997,(the"1997 Share Offering") and (e) the Company completed the funding of $100 million of unsecured Senior Notes on January 1, 1996.

The pro forma consolidated financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

Net income per share decreased for the pro forma years ended December 31, 1997 and 1996 as compared to the actual results for these time periods due primarily to the fact that (a) the operations of five other facilities acquired during 1997 were in their initial lease-up period, (b) one of the Acquired Facilities commenced operations in July 1997 and was in its initial lease-up period and (c) one facility acquired during 1997 was undergoing a significant expansion that opened in June 1996.

			 STORAGE TRUST REALTY
	     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
		 FOR THE YEAR ENDED DECEMBER 31, 1997
	    (amounts in thousands, except per share data)
			     (unaudited)

			 Storage                                         Storage
			 Trust      Other                                Trust
			 Realty     1997         Acquired   Pro Forma    Realty
			 Historical Acquisitions Facilities Adjustments  Pro Forma

			  (Note 1)   (Note 2)     (Note 4)    (Note 5)



Revenues:
  Rental income            $57,859   $ 2,558      $ 1,980     $   112 (a)  $ 62,509
  Management income            236         -            -           -           236
  Equity in earnings of
    joint ventures              93         -            -           -            93
  Other income               1,518        75          171         (40)(b)     1,724
  Total revenues            59,706     2,633        2,151          72        64,562
Expenses:
  Property operations       11,932       754         751            -        13,437
  Real estate taxes          5,304       406         180            -         5,890
  General and admin.         3,152         -           -            -         3,152
  Interest                   7,646     1,636           -        1,189 (c)     6,923
																			31 (d)
																	     (3,579)(e)
  Depreciation               9,377       585           -          417 (f)    10,379
  Amortization                 625         -           -            8 (g)       633

  Total expenses            38,036     3,381         931       (1,934)       40,414
Net income before
  minority interest         21,670      (748)      1,220        2,006        24,148
Minority interest           (1,293)       45           -          (51)(i)    (1,299)
Net income                 $20,377   $  (703)     $ 1,220     $ 1,955       $22,849
Net income per share:

  Basic                    $  1.52                                          $  1.48
  Diluted                  $  1.51                                          $  1.47
Weighted-average number
 of shares outstanding   13,377,64                                       15,434,792

The accompanying notes are an integral part of these statements.

			STORAGE TRUST REALTY
	    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
		 FOR THE YEAR ENDED DECEMBER 31, 1996
	    (amounts in thousands, except per share data)
			     (unaudited)
		Storage                                                                                                                Storage
		Trust                                                                                                       Trust
		Realty       1996            Other 1997        Acquired   Pro Forma     Realty
		Historical   Acquisitions    Acquisitions      Facilities Adjustments   Pro Forma

		(Note 1)         (Note 3)         (Note 2)        (Note 4)   (Note 5)
Revenues:
 Rental
  income        $42,499          $ 7,623           $ 7,228         $ 2,132    $    -      $59,482
 Management
  income            168              (23)                -               -         -          145
 Equity in
  earnings of
  joint
  ventures          100              (30)                -               -         -           70
 Other
  income            675               35               112             205         -        1,027
 Total
  revenues       43,442            7,605             7,340           2,337         -       60,724
Expenses:
 Property
  operations      9,541            1,654             2,170             886         -       14,251
 Real estate
  taxes           3,710              696             1,102             132         -        5,640
 General
  and admin       2,549               45                 -               -         -        2,594
  Interest        4,190            3,494             4,105               -     1,331 (i)    6,346
																				   535 (j)
																		(7,309)(k)(l)
 Deprec-
  iation          6,102            1,109             1,159               -       468 (m)    8,838
 Amortiz-
  ation             463                -                 -               -       177 (n)      640
 Total
  expenses       26,555            6,998             8,536           1,018    (4,798)      38,309
Net income before
 minority
 interest        16,887              607            (1,196)          1,319     4,798       22,415
Minority
 interest        (1,091)            (261)              279               -      (165)(o)   (1,238)
Net income      $15,796          $   346           $  (917)        $ 1,319   $ 4,633      $21,177
Net income per share:
  Basic         $  1.46                                                                   $  1.37
  Diluted       $  1.46                                                                   $  1.37
Weighted-average
 number of shares
 outstanding 10,803,871                                                                15,404,932

The accompanying notes are an integral part of these statements.

		     STORAGE TRUST REALTY

     NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

			  (unaudited)


NOTE 1.         STORAGE TRUST REALTY - HISTORICAL

The consolidated statements of operations for years ended December 31, 1997 and 1996 include the accounts of Storage Trust Realty (the "Company"), Storage Trust Properties, L.P. (the "Operating Partnership") and Storage Realty Management Co.

NOTE 2. OTHER 1997 ACQUISITIONS

These amounts reflect the net operations of 32 other facilities acquired and 16 facilities exchanged during the period from January 1, 1997 to September 30, 1997 (date of last Form 8-K filed) as if they were acquired on January 1, 1996.

NOTE 3. 1996 ACQUISITIONS

These amounts reflect the net operations of 46 other facilities acquired and two facilities exchanged in 1996 as if they were acquired or exchanged on January 1, 1996.

			STORAGE TRUST REALTY

	  NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

			   (unaudited)


NOTE 4. ACQUIRTED FACILITIES

These amounts include the combined gross revenue and direct operating expenses for the six Acquired Facilities for the fiscal period from January 1, 1997 to the date of acquisition and for the year ended December 31, 1996.

NOTE 5. PRO FORMA ADJUSTMENTS - CONSOLIDATED STATEMENTS OF OPERATIONS


The pro forma adjustments are as follows:
																Year Ended
																   December 31, 1997


(a)  Record amounts that would have been due under a
	    net operating income guarantee as part of the
	    acquisition of one of the Acquired Facilities                 $   112
(b)      Remove interest income from the temporary
	    investment of excess funds from the
	    $75,000,000 funded under the Senior Notes
	    on January 22, 1997.                                                                                  $   (40)
(c)  Record interest expense on the net funds
	    disbursed for the acquisition of the Acquired
	    Facilities ($18,270,000 at 7.2500% from January 1,
	    1997 to June 30, 1997 and $21,333,000 at 7.1250%
	from July 1, 1997 to the dates of acquisition)                 $ 1,189
(d)  Record net interest adjustment due to funding
	    of Senior Notes                                                                                       $    31


			   STORAGE TRUST REALTY

	  NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

			       (unaudited)


NOTE 5. PRO FORMA ADJUSTMENTS - CONSOLIDATED STATEMENTS OF OPERATIONS
			       (continued)

																Year Ended
																    December 31, 1997

(a)  Record reduction to interest expense from use
	of the net proceeds of the 1997 Share Offering
	    ($51,896,000 at 7.25% for 294 days and
	    $7,784,000 at 7.25% for 323 days)                                             $(3,579)

(b)  Record additional depreciation expense related to
     the Acquired Facilities [based on (i) a 40-year
	    depreciable life and $15,468,000 allocated to
     buildings and (ii) a ten-year depreciable life and
     $1,599,000 allocated to furniture and equipment]                 $  417
(g)  Record amortization of deferred costs related
	to the issuance of the Senior Notes over the
	    weighted-average term of the Senior Notes.                            $        8
(h)     Adjust minority interest based on adjustments
	to net income of the Operating Partnership and the
	    issuance of Common Shares in the 1997 Share
	    Offering                                                                                                              $  (165)

			 STORAGE TRUST REALTY

	  NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

			      (unaudited)


NOTE 5. PRO FORMA ADJUSTMENTS - CONSOLIDATED STATEMENTS OF OPERATIONS
(continued)

															    Year Ended
																    December 31, 1996

(i)     Record interest expense on the net funds
	   disbursed for the acquisition of the Acquired
	   Facilities ($18,270,000 at 7.2839%), adjusted
    for the Acquired Facility that commenced
    operations in July 1997                                                                               $ 1,331
(j)     Record net interest adjustment due to funding
	   of Senior Notes                                                                                $   535
(k)     Record reduction in interest expense from use
	of net proceeds of the 1996 Share Offering
	   ($78,894,000 at 7.3375% for 183 days and
	   $10,230,000 at 7.25% for 9 days)                                                      $(2,962)
(l)     Record reduction in interest expense from use
	of net proceeds of the 1997 Share Offering
	   ($59,680,000 at 7.2897% for year)                                              $(4,347)
(m) Record additional depreciation expense related
	to the Acquired Facilities [based on (i) a
	   40-year depreciable life and $13,246,000
	allocated to buildings and (ii) a ten-year
	   depreciable life and $1,370,000 allocated to
	   furniture, fixtures and equipment], adjusted
    for the Acquired Facilities that commenced
    operations in July 1997                                                                $     468
(n) Record amortization of deferred costs related
	   to the issuance of the Senior Notes over the
	   weighted-average term of the Senior Notes.                             $      177
(o)     Adjust minority interest based on adjustments
	   to net income of the Operating Partnership and
	   the issuance of Common Shares from the 1997 and
    1996 Share Offerings                                                                                  $  (165)

			    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

		       STORAGE TRUST REALTY



April 27, 1998                             /s/ Michael G. Burnam     (Date)
					Michael G. Burnam
				       Chief Executive Officer

April 27, 1998                         /s/ Stephen M. Dulle      (Date)
				       Stephen M. Dulle
				       Chief Financial Officer